                                     PEPSICO

                            PENSION EQUALIZATION PLAN

                                      (PEP)





                                   As Restated
         Effective as of August 29, 1997, Except as Otherwise Noted









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                                       I-2

                        PEPSICO PENSION EQUALIZATION PLAN

                                Table of Contents

                                                                        Page No.


ARTICLE I.  FOREWORD.......................................................I-1



ARTICLE II  DEFINITIONS AND CONSTRUCTION..................................II-1

   2.1 Definitions........................................................II-1
   2.2  Construction.....................................................II-11


ARTICLE III  PARTICIPATION AND SERVICE...................................III-1

   3.1  Participation....................................................III-1
   3.2  Service..........................................................III-1
   3.3  Credited Service.................................................III-1


ARTICLE IV  REQUIREMENTS FOR BENEFITS.....................................IV-1

   4.1  Normal Retirement Pension.........................................IV-1
   4.2  Early Retirement Pension..........................................IV-1
   4.3  Vested Pension....................................................IV-1
   4.4  Late Retirement Pension...........................................IV-1
   4.5  Disability Pension................................................IV-2
   4.6  Pre-Retirement Spouse's Pension...................................IV-2
   4.7  Vesting...........................................................IV-3
   4.8  Time of Payment...................................................IV-3
   4.9  Cashout Distributions.............................................IV-3
   4.10 Coordination with Long Term Disability Plan.......................IV-4
   4.11  Reemployment of Certain Participants.............................IV-4


ARTICLE V  AMOUNT OF RETIREMENT PENSION....................................V-1

   5.1  PEP Pension........................................................V-1
   5.2  PEP Guarantee......................................................V-3
   5.3  Amount of Pre-Retirement Spouse's Pension..........................V-8
   5.4  Certain Adjustments...............................................V-11
   5.5  Excludable Employment.............................................V-12



ARTICLE VI  DISTRIBUTION OPTIONS..........................................VI-1

  6.1  Form and Timing of Distributions...................................VI-1
  6.2  Available Forms of Payment.........................................VI-3
  6.3  Procedures for Elections...........................................VI-7
  6.4  Special Rules for Survivor Options................................VI-10
  6.5  Designation of Beneficiary........................................VI-11


ARTICLE VII  ADMINISTRATION..............................................VII-1

   7.1  Authority to Administer Plan.....................................VII-1
   7.2  Facility of Payment..............................................VII-1
   7.3  Claims Procedure.................................................VII-2
   7.4  Effect of Specific References....................................VII-3


ARTICLE VIII  MISCELLANEOUS.............................................VIII-1

   8.1  Nonguarantee of Employment......................................VIII-1
   8.2  Nonalienation of Benefits.......................................VIII-1
   8.3  Unfunded Plan...................................................VIII-1
   8.4  Action by the Company...........................................VIII-2
   8.5  Indemnification.................................................VIII-2

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ARTICLE IX  AMENDMENT AND TERMINATION.....................................IX-1

   9.1  Continuation of the Plan..........................................IX-1
   9.2  Amendments........................................................IX-1
   9.3  Termination.......................................................IX-1


ARTICLE X   ERISA PLAN STRUCTURE...........................................X-1


ARTICLE XI   APPLICABLE LAW...............................................XI-1


ARTICLE XII   SIGNATURES.................................................XII-1


ARTICLE A   ACCRUALS FOR 1993 AND 1994.....................................A-1

ARTICLE PFS   PFS SPECIAL EARLY RETIREMENT BENEFIT.......................PFS-1

                               ARTICLE I Foreword
            The PepsiCo Pension Equalization Plan ("PEP" or "Plan") has been established by PepsiCo for the benefit of salaried employees of the PepsiCo Organization who participate in the PepsiCo Salaried Employees Retirement Plan ("Salaried Plan"). PEP provides benefits for eligible employees whose pension benefits under the Salaried Plan are limited by the provisions of the Internal Revenue Code of 1986, as amended. In addition, PEP provides benefits for certain eligible employees based on the pre-1989 Salaried Plan formula.
            This Plan document amends and restates in its entirety the Plan as it was in effect prior to January 1, 1989, and conforms the terms of the Plan to the practices of the Company on and after that date, in accordance with decisions by the Company's board of directors in November, 1989. Except as otherwise provided herein, this amended and restated Plan is effective as of January 1, 1989 and applies to employees who receive Credited Service on or after that date. The prior provisions of the Plan shall govern the rights and benefits of other employees and shall govern for periods before the effective date of any provision with a different effective date.

                   ARTICLE  II  Definitions  and  Construction  :  This  section
provides   definitions  for  certain  words  and  phrases  listed  below.  These definitions can be found on the pages indicated.
                                                                  Page
            (a)     Accrued Benefit                               II-2
            (b)     Actuarial Equivalent                          II-2
            (c)     Advance Election                              II-3
            (d)     Annuity                                       II-3
            (e)     Annuity Starting Date                         II-3
            (f)     Authorized Leave of Absence                   II-4
            (g)     Code                                          II-4
            (h)     Company                                       II-4
            (i)     Covered Compensation                          II-4
            (j)     Credited Service                              II-4
            (k)     Disability Retirement Pension                 II-4
            (l)     Early Retirement Pension                      II-4
            (m)     Effective Date                                II-4
            (n)     Eligible Spouse                               II-4
            (o)     Employee                                      II-5
            (p)     Employer                                      II-5
            (q)     ERISA                                         II-5
            (r)     Highest Average Monthly Earnings              II-5
            (s)     Late Retirement Date                          II-5
            (t)     Late Retirement Pension                       II-5
            (u)     Normal Retirement Age                         II-5
            (v)     Normal Retirement Date                        II-5
            (w)     Normal Retirement Pension                     II-5
            (x)     Participant                                   II-6
            (y)     PBGC                                          II-6
            (z)     PBGC Rate                                     II-6
            (aa)    Pension                                       II-6
            (bb)    PEP Election                                  II-6
            (cc)    PepsiCo Organization                          II-6
            (dd)    Plan                                          II-6
            (ee)    Plan Administrator                            II-7
            (ff)    Plan Year                                     II-7
            (gg)    Pre-Retirement Spouse's Pension               II-7
            (hh)    Primary Social Security Amount                II-7
            (ii)    Qualified Joint and Survivor Annuity          II-9
            (jj)    Retirement                                    II-9
            (kk)    Retirement Date                               II-9
            (ll)    Retirement Pension                            II-9
            (mm)    Salaried Plan                                 II-9
            (nn)    Service                                       II-10
            (oo)    Severance from Service Date                   II-10
            (pp)    Single Life Annuity                           II-10
            (qq)    Single Lump Sum                               II-10
            (rr)    Social Security Act                           II-10
            (ss)    Taxable Wage Base                             II-10
            (tt)    Vested Pension                                II-10

Where the following words and phrases, in boldface and underlined, appear in this Plan with initial capitals they shall have the meaning set forth below, unless a different meaning is plainly required by the context.
                    (a)  ACCRUED BENEFIT:  The Pension payable at Normal
      Retirement Date determined in accordance with Article V, based on the Participant's Highest Average Monthly Earnings and Credited Service at
      the date of determination.
                    (b) ACTUARIAL EQUIVALENT:  Except as otherwise  specifically set forth in the Plan or any Appendix to the Plan with respect to a specific benefit determination, a benefit of equivalent value computed on the basis of the factors set forth below. The application of the following assumptions to the computation of benefits payable under the Plan shall be done in a uniform and consistent manner. In the event the Plan is amended to provide new rights, features or benefits, the following actuarial factors shall not apply to these new elements unless specifically adopted by the amendment.
                        (1) Annuities and Inflation Protection: To determine the
            amount of a Pension payable in the form of a Qualified Joint and Survivor Annuity or optional form of survivor annuity, or as an annuity with inflation protection, the factors applicable for such purposes under the Salaried Plan shall apply.
                        (2) Lump  Sums:  To  determine  the lump sum  value of a
            Pension, or a Pre-Retirement Spouse's Pension under Section 4.6, the factors applicable for such purposes under the Salaried Plan shall apply, except that when the term "PBGC Rate" is used in the Salaried Plan in this context it shall mean "PBGC Rate" as defined in this Plan.
                        (3) Other Cases:  To determine the adjustment to be made
            in the Pension payable to or on behalf of a Participant in other cases, the factors are those applicable for such purpose under the Salaried Plan.
                    (c) ADVANCE  ELECTION:  A Participant's  election to receive his PEP Retirement Pension as a Single Lump Sum or an Annuity, made in compliance with the requirements of Section 6.3.
                    (d)  ANNUITY:  A  Pension  payable  as a series  of  monthly payments for at least the life of the Participant.
                    (e) ANNUITY  STARTING DATE: The Annuity  Starting Date shall be the first day of the first period for which an amount is payable under this Plan as an annuity or in any other form. A Participant who: (1) is reemployed after his initial Annuity Starting Date, and (2) is entitled to benefits hereunder after his reemployment, shall have a subsequent Annuity Starting Date for such benefits only to the extent provided in Section 6.3(d).
                    (f) AUTHORIZED LEAVE OF ABSENCE:  Any absence  authorized by an Employer under the Employer's standard personnel practices, whether paid or unpaid.
                    (g) CODE: The Internal Revenue Code of 1986, as amended from time to time.
                    (h) COMPANY:  PepsiCo,  Inc., a  corporation  organized  and existing under the laws of the State of North Carolina or its successor or successors.
                    (i)  COVERED COMPENSATION:  "Covered Compensation" as
      that term is defined in the Salaried Plan.
                    (j)  CREDITED   SERVICE:   The  period  of  a  Participant's
      employment, calculated in accordance with Section 3.3, which is counted for purposes of determining the amount of benefits payable to, or on behalf of, the Participant.
                    (k) DISABILITY  RETIREMENT  PENSION:  The Retirement Pension
      available to a Participant under Section 4.5.
                    (l)  EARLY  RETIREMENT   PENSION:   The  Retirement  Pension
      available to a Participant under Section 4.2.
                    (m) EFFECTIVE  DATE:  The date upon which this amendment and restatement is generally effective, January 1, 1989. Certain identified provisions of the Plan are effective on different dates as noted herein.
                    (n) ELIGIBLE SPOUSE: The spouse of a Participant to whom the
      Participant is married on the earlier of the Participant's Annuity Starting Date or the date of the Participant's death.
                    (o) EMPLOYEE:  An individual  who qualifies as an "Employee"
      as that term is defined in the Salaried Plan.
                    (p) EMPLOYER:  An entity that  qualifies as an "Employer" as that term is defined in the Salaried Plan.
                    (q) ERISA:  Public Law No. 93-406,  the Employee  Retirement
      Income Security Act of 1974, as amended from time to time.
                    (r)  HIGHEST  AVERAGE  MONTHLY  EARNINGS:  "Highest  Average
      Monthly Earnings" as that term is defined in the Salaried Plan, but without regard to the limitation imposed by section 401(a)(17) of the Code (as such limitation is interpreted and applied under the Salaried Plan).
                    (s) LATE RETIREMENT  DATE: The Late Retirement Date shall be the first day of the month coincident with or immediately following a Participant's actual Retirement Date occurring after his Normal Retirement Age.
                    (t)  LATE  RETIREMENT   PENSION:   The  Retirement   Pension
      available to a Participant under Section 4.4.
                    (u) NORMAL  RETIREMENT AGE: The Normal  Retirement Age under the Plan is age 65 or, if later, the age at which a Participant first has 5 Years of Service.
                    (v)  NORMAL   RETIREMENT   DATE:  A   Participant's   Normal
      Retirement Date shall be the first day of the month coincident with or immediately following a Participant's Normal Retirement Age.
                    (w)  NORMAL  RETIREMENT  PENSION:   The  Retirement  Pension
      available to a Participant under Section 4.1.
                    (x)  PARTICIPANT:  An Employee  participating in the Plan in accordance with the provisions of Section 3.1.
                    (y) PBGC: The Pension Benefit Guaranty  Corporation,  a body corporate within the Department of Labor established under the provisions of Title IV of ERISA.
                    (z) PBGC RATE:  The PBGC Rate is 120 percent of the interest rate, determined on the Participant's Annuity Starting Date, that would be used by the PBGC for purposes of determining the present value of a lump sum distribution on plan termination.
                    (aa)  PENSION:  One or more  payments  that are  payable to a person who is entitled to receive benefits under the Plan.
                    (bb) PEP ELECTION:  A Participant's  election to receive his
      PEP Retirement Pension in one of the Annuity forms available under Section 6.2, made in compliance with the requirements of Sections 6.3 and 6.4.
                    (cc)  PEPSICO   ORGANIZATION:   The   controlled   group  of
      organizations of which the Company is a part, as defined by Code section 414 and regulations issued thereunder. An entity shall be considered a member of the PepsiCo Organization only during the period it is one of the group of organizations described in the preceding sentence.
                    (dd) PLAN: The PepsiCo Pension  Equalization  Plan, the Plan
      set forth herein, as it may be amended from time to time. The Plan is also sometimes referred to as PEP, or as the PepsiCo Pension Benefit Equalization Plan.
                    (ee)  PLAN ADMINISTRATOR:  The Company, which shall have
      authority to administer the Plan as provided in Article VII.
                    (ff)  PLAN YEAR:  The 12-month period commencing on
      January 1 and ending on December 31.
                    (gg)  PRE-RETIREMENT SPOUSE'S PENSION:  The Pension
      available to an Eligible Spouse under Section 4.6.
                    (hh)  PRIMARY SOCIAL SECURITY AMOUNT:  In determining
      Pension amounts, Primary Social Security Amount shall mean:
                        (1)  For  purposes  of  determining   the  amount  of  a
            Retirement, Vested or Pre-Retirement Spouse's Pension, the Primary Social Security Amount shall be the estimated monthly amount that may be payable to a Participant commencing at age 65 as an old-age insurance benefit under the provisions of Title II of the Social Security Act, as amended. Such estimates of the old-age insurance benefit to which a Participant would be entitled at age 65 shall be based upon the following assumptions:
                              (i) That the  Participant's  social security wages
                    in any year prior to  Retirement  or severance  are equal to the Taxable Wage Base in such year, and
                              (ii) That he will not receive any social  security
                    wages after Retirement or severance.
            However, in computing a Vested Pension under Formula A of Section 5.2, the estimate of the old-age insurance benefit to which a Participant would be entitled at age 65 shall be based upon the assumption that he continued to receive social security wages until age 65 at the same rate as the Taxable Wage Base in effect at his severance from employment. For purposes of this subsection, "social security wages" shall mean wages within the meaning of the Social Security Act.
                        (2)  For  purposes  of  determining   the  amount  of  a
            Disability Pension, the Primary Social Security Amount shall be (except as provided in the next sentence) the initial monthly amount actually received by the disabled Participant as a disability insurance benefit under the provisions of Title II of the Social Security Act, as amended and in effect at the time of the Participant's retirement due to disability. Notwithstanding the preceding sentence, for any period that a Participant receives a Disability Pension before receiving a disability insurance benefit under the provisions of Title II of the Social Security Act, then the Participant's Primary Social Security Amount for such period shall be determined pursuant to paragraph (1) above.
                        (3) For purposes of paragraphs  (1) and (2), the Primary
            Social Security Amount shall exclude amounts that may be available because of the spouse or any dependent of the Participant or any amounts payable on account of the Participant's death. Estimates of Primary Social Security Amounts shall be made on the basis of the Social Security Act as in effect at the Participant's Severance from Service Date, without regard to any increases in the social security wage base or benefit levels provided by such Act which take effect thereafter.
                    (ii) QUALIFIED JOINT AND SURVIVOR ANNUITY:  An Annuity which is payable to the Participant for life with 50 percent of the amount of such Annuity payable after the Participant's death to his surviving Eligible Spouse for life. If the Eligible Spouse predeceases the Participant, no survivor benefit under a Qualified Joint and Survivor Annuity shall be payable to any person. The amount of a Participant's monthly payment under a Qualified Joint and Survivor Annuity shall be reduced to the extent provided in sections 5.1 and 5.2, as applicable.
                    (jj) RETIREMENT: Termination of employment for reasons other than death after a Participant has fulfilled the requirements for either a Normal, Early, Late, or Disability Retirement Pension under Article IV.
                    (kk)  RETIREMENT  DATE:  The date on  which a  Participant's
      Retirement is considered to commence. Retirement shall be considered to commence on the day immediately following: (i) a Participant's last day of employment, or (ii) the last day of an Authorized Leave of Absence, if later. Notwithstanding the preceding sentence, in the case of a Disability Retirement Pension, Retirement shall be considered as commencing on the Participant's retirement date applicable for such purpose under the Salaried Plan.
                    (ll)  RETIREMENT PENSION:  The Pension payable to a
      Participant upon Retirement under the Plan.
                    (mm)  SALARIED PLAN:  The PepsiCo Salaried Employees
      Retirement Plan, as it may be amended from time to time.
                    (nn)  SERVICE:  The  period  of a  Participant's  employment calculated in accordance with Section 3.2 for purposes of determining his entitlement to benefits under the Plan.
                    (oo)  SEVERANCE FROM SERVICE DATE:  The date on which an
      Employee's period of service is deemed to end, determined in accordance with Article III of the Salaried Plan.
                    (pp)  SINGLE LIFE ANNUITY:  A level monthly Annuity
      payable to a Participant for his life only, with no survivor benefits to his Eligible Spouse or any other person.
                    (qq)  SINGLE LUMP SUM:  The distribution of a
      Participant's total Pension in the form of a single payment.
                    (rr)  SOCIAL SECURITY ACT:  The Social Security Act of
      the United States, as amended, an enactment providing governmental benefits in connection with events such as old age, death and disability. Any reference herein to the Social Security Act (or any of the benefits provided thereunder) shall be taken as a reference to any comparable governmental program of another country, as determined by the Plan Administrator, but only to the extent the Plan Administrator judges the computation of those benefits to be administratively feasible.
                    (ss)  TAXABLE WAGE BASE:  The contribution and benefit
      base (as determined under section 230 of the Social Security Act) in effect for the Plan Year.
                    (tt)  VESTED PENSION:  The Pension available to a
      Participant under Section 4.3.
:  The terms of the Plan shall be construed in accordance with this section.
                    (a) Gender and Number:  The masculine gender, where
      appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.
                    (b)  Compounds  of the  Word  "Here":  The  words  "hereof",
      "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or section.
                    (c)  Examples:  Whenever  an example is provided or the text uses the term "including" followed by a specific item or items, or there is a passage having a similar effect, such passages of the Plan shall be construed as if the phrase "without limitation" followed such example or term (or otherwise applied to such passage in a manner that avoids limits on its breadth of application).
                    (d) Subdivisions of the Plan Document: This Plan document is divided and subdivided using the following progression: articles, sections, subsections, paragraphs, subparagraphs, and clauses. Articles are designated by capital roman numerals. Sections are designated by Arabic numerals containing a decimal point. Subsections are designated by lower-case letters in parentheses. Paragraphs are designated by Arabic numerals in parentheses. Subparagraphs are designated by lower-case roman numerals in parentheses. Clauses are designated by upper-case letters in parentheses. Any reference in a section to a subsection (with no accompanying section reference) shall be read as a reference to the subsection with the specified designation contained in that same section. A similar rule shall apply with respect to paragraph references within a subsection and subparagraph references within a paragraph.

                    ARTICLE III Participation and Service : An Employee shall be a Participant in the Plan during the period:
                    (a) When he would be currently entitled to receive a Pension under the Plan if his employment terminated at such time, or
                    (b) When he would be so entitled but for the vesting requirement of Section 4.7.
: A Participant's entitlement to a Pension and to a Pre-Retirement Spouse's Pension for his Eligible Spouse shall be determined under Article IV based upon his period of Service. A Participant's period of Service shall be determined under Article III of the Salaried Plan. : The amount of a Participant's Pension and a Pre-Retirement Spouse's Pension shall be based upon the Participant's period of Credited Service, as determined under Article III of the Salaried Plan.

                      ARTICLE IV Requirements for Benefits
           A Participant shall be entitled to receive a Pension and a surviving Eligible Spouse shall be entitled to certain survivor benefits as provided in this Article. The amount of any such Pension or survivor benefit shall be determined in accordance with Article V. : A Participant shall be eligible for a Normal Retirement Pension if he meets the requirements for a Normal Retirement Pension in Section 4.1 of the Salaried Plan. : A Participant shall be eligible for an Early Retirement Pension if he meets the requirements for an Early Retirement Pension in Section 4.2 of the Salaried Plan. : A Participant who is vested under Section 4.7 shall be eligible to receive a Vested Pension if his employment in an eligible classification under the Salaried Plan is terminated before he is eligible for a Normal Retirement Pension or an Early Retirement Pension. A Participant who terminates employment prior to satisfying the vesting requirement in Section 4.7 shall not be eligible to receive a Pension under this Plan. : A Participant who continues employment after his Normal Retirement Age shall not receive a Pension until his Late Retirement Date. Thereafter, a Participant shall be eligible for a Late
Retirement Pension determined in accordance with Section 4.4 of the Salaried Plan (but without regard to any requirement for notice of suspension under ERISA section  203(a)(3)(B)  or any adjustment as under Section 5.5(d) of the Salaried
Plan). : A Participant shall be eligible for a Disability Pension if he meets the requirements for a Disability Pension under the Salaried Plan. : Any Pre-Retirement Spouse's Pension payable under this section shall commence as of the same time as the corresponding pre-retirement spouse's pension under the Salaried Plan and, subject to Section 4.9, shall continue monthly for the life of the Eligible Spouse.
                    (a) Active, Disabled and Retired Employees: A Pre-Retirement Spouse's Pension shall be payable under this subsection to a Participant's Eligible Spouse (if any) who is entitled under the Salaried Plan to the special pre-retirement spouse's pension for survivors of active, disabled and retired employees. The amount of such Pension shall be determined in accordance with the provisions of Section 5.3.
                    (b) Vested Employees: A Pre-Retirement Spouse's Pension shall be payable under this subsection to a Participant's Eligible Spouse (if any) who is entitled under the Salaried Plan to the pre-retirement spouse's pension for survivors of vested terminated Employees. The amount of such Pension shall be determined in accordance with the provisions of
      Section 5.3. If pursuant to this Section 4.6(b) a Participant has Pre-Retirement Spouse's coverage in effect for his Eligible Spouse, any Pension calculated for the Participant under Section 5.2(b) shall be reduced for each year such coverage is in effect by the applicable percentage set forth below (based on the Participant's age at the time the coverage is in effect) with a pro rata reduction for any portion of a year. No reduction shall be made for coverage in effect within the 90-day period following a Participant's termination of employment.
                           Attained Age          Annual Charge

                           Up to 35              .0%
                           35 -- 39              .075%
                           40 -- 44              .1%
                           45 -- 49              .175%
                           50 -- 54              .3%
                           55 -- 59              .5%
                           60 -- 64              .5%

:  A Participant shall be fully vested in, and have a nonforfeitable right to, his Accrued Benefit at the time he becomes fully vested in his accrued benefit under the Salaried Plan.
:  The distribution of a PEP Pension to a Participant shall commence as of the time specified in Section 6.1.
:           4.9  Cashout Distributions
                    (a)   Distribution  of  Participant's   Pension:   If  at  a
      Participant's Annuity Starting Date the Actuarial Equivalent lump sum value of the Participant's PEP Pension is equal to or less than $10,000, the Plan Administrator shall distribute to the Participant such lump sum value of the Participant's PEP Pension.
                    (b) Distribution of Pre-Retirement Spouse's Pension Benefit:
      If at the time payments under the Salaried Plan commence to an Eligible Spouse the Actuarial Equivalent lump sum value of the PEP Pre-Retirement Spouse's Pension to be paid is equal to or less than $10,000, the Plan Administrator shall distribute to the Eligible Spouse such lump sum value of the PEP Pre-Retirement Spouse's Pension.
Any lump sum distributed under this section shall be in lieu of the Pension that otherwise would be distributable to the Participant or Eligible Spouse hereunder. : The terms of this section apply notwithstanding the preceding provisions of this Article. At any time prior to April 14, 1991, a Participant shall not be eligible to receive a Normal, Early, Vested or Disability Pension for any month or period of time for which he is eligible for, and receiving, benefits under a long term disability plan maintained by an Employer. However, a Participant's Eligible Spouse shall not be ineligible for a Pre-Retirement Spouse's Pension or benefits under a Qualified Joint and Survivor Annuity because the Participant was receiving benefits under a long term disability plan at the date of his death. : In the case of a current or former Participant who is reemployed and is eligible to reparticipate in the Salaried Plan after his Annuity Starting Date, payment of his Pension will be suspended if payment of his Salaried Plan pension is suspended (or would have been if it were already in pay status). Thereafter, his Pension shall recommence at the time determined under Section 6.1 (even if the suspension of his Salaried Plan pension ceases earlier).

                     ARTICLE V Amount of Retirement Pension


            When a Pension becomes payable to or on behalf of a Participant under this Plan, the amount of such Pension shall be determined under Section 5.1, 5.2 or 5.3 (whichever is applicable), subject to any adjustments required under Sections 4.6(b), 5.4 and 5.5.
:           5.1  PEP Pension
                    (a) Same Form as Salaried Plan: If a Participant's Pension will be paid in the same form and will commence as of the same time as his pension under the Salaried Plan, then his Pension hereunder shall be the difference between:
                        (1) His Total Pension expressed in such form and payable
            as of such time, minus
                        (2) His Salaried Plan Pension expressed in such form and
            payable as of such time.
                    (b) Different Form than Salaried Plan: If a Participant's Pension will be paid in a different form (whether in whole or in part) or will commence as of a different time than his pension under the Salaried Plan, his Pension shall be the product of:
                        (1)  The  amount  of  the  Participant's  Total  Pension
            expressed  in the form and payable as of such time as applies to his
            Pension under this Plan, multiplied by
                        (2) A fraction,  the  numerator of which is the value of
            his Total Pension reduced by the value of his Salaried Plan Pension, and the denominator of which is the value of his Total Pension (with value  determined  on a  reasonable  and  consistent  basis,  in the discretion  of the Plan  Administrator,  with  respect to  similarly situated employees).
                    (c) Definitions: The following definitions apply for purposes of this section.
                        (1) A  Participant's  "Total  Pension" means the greater
            of:
                              (i)  The  amount  of  the  Participant's   pension
                    determined under the terms of the Salaried Plan, but without regard to: (A) the limitations imposed by sections 401(a)(17) and 415 of the Code (as such limitations are interpreted and applied under the Salaried Plan), and (B)
                    the actuarial adjustment under Section 5.5(d) of the Salaried Plan; or
                              (ii) The amount (if any) of the  Participant's PEP
                    Guarantee determined under Section 5.2.
            In making this  comparison,  the benefits in  subparagraphs  (i) and
            (ii) above shall be calculated  with  reference to the specific form and time of payment that is applicable.  If the  applicable  form of payment is a lump sum, the Actuarial  Equivalent  factors in Section
            2.1(b)(2)  shall apply for purposes of  subparagraph  (i) in lieu of those in the Salaried Plan.
                        (2) A  Participant's  "Salaried  Plan Pension" means the
            amount of the  Participant's  pension  determined under the terms of the Salaried Plan.
: A Participant who is eligible under subsection (a) below shall be entitled to a PEP Guarantee benefit determined under subsection (b) below. In the case of other Participants, the PEP Guarantee shall not apply.
                    (a)  Eligibility:  A  Participant  shall be  covered by this section if the Participant has 1988 pensionable earnings from an Employer of at least $75,000. For purposes of this section, "1988 pensionable earnings" means the Participant's remuneration for the 1988 calendar year, within the meaning of the Salaried Plan as in effect in 1988. "1988 pensionable earnings" does not include remuneration from an entity attributable to any period when that entity was not an Employer.
                    (b) PEP Guarantee Formula: The amount of a Participant's PEP Guarantee shall be determined under the applicable formula in paragraph
      (1), subject to the special rules in paragraph (2).
                        (1)  Formulas:  The  amount of a  Participant's  Pension
            under  this  paragraph   shall  be  determined  in  accordance  with
            subparagraph  (i) below.  However,  if the  Participant was actively employed by the PepsiCo  Organization in a  classification  eligible for the  Salaried  Plan  prior to July 1,  1975,  the  amount of his
            Pension  under this  paragraph  shall be the  greater of the amounts
            determined  under   subparagraphs   (i)  and  (ii),   provided  that
            subparagraph  (ii)(B) shall not apply in determining the amount of a
            Vested Pension.
                              (i)  Formula  A: The  Pension  amount  under  this
                    subparagraph shall be:
                                    (A) 3 percent of the  Participant's  Highest
                        Average  Monthly  Earnings  for the  first  10  years of
                        Credited Service, plus
                                    (B) 1 percent of the  Participant's  Highest
                        Average  Monthly  Earnings  for  each  year of  Credited
                        Service in excess of 10 years, less
                                    (C)  1-2/3  percent  of  the   Participant's
                        Primary Social  Security  Amount  multiplied by years of
                        Credited Service not in excess of 30 years.
                  In determining the amount of a Vested Pension under this Formula A, the Pension shall first be calculated on the basis of (I) the Credited Service the Participant would have earned had he remained in the employ of the Employer until his Normal Retirement Age, and (II) his Highest Average Monthly Earnings and Primary Social Security Amount at his Severance from Service Date, and then shall be reduced by multiplying the resulting amount by a fraction, the numerator of which is the Participant's actual years of Credited Service on his Severance from Service Date and the denominator of which is the years of Credited Service he would have earned had he remained in the employ of an Employer until his Normal Retirement Age.
                              (ii)  Formula  B: The  Pension  amount  under this
                    subparagraph shall be the greater of (A) or (B) below:
                                    (A) 1-1/2 percent of Highest Average Monthly
                        Earnings times the number of years of Credited  Service,
                        less 50  percent  of the  Participant's  Primary  Social
                        Security Amount, or
                                    (B) 3 percent  of  Highest  Average  Monthly
                        Earnings  times the number of years of Credited  Service
                        up to 15 years,  less 50  percent  of the  Participant's
                        Primary Social Security Amount.
            In determining the amount of a Disability Pension under Formula A or
            B  above,  the  Pension  shall  be  calculated  on the  basis of the
            Participant's   Credited  Service  (determined  in  accordance  with
            Section  3.3(d)(3) of the Salaried  Plan),  and his Highest  Average
            Monthly  Earnings and Primary Social  Security Amount at the date of disability.
                        (2)  Calculation:  The amount of the PEP Guarantee shall
            be  determined  pursuant  to  paragraph  (1)  above,  subject to the following special rules:
                              (i) Surviving  Eligible Spouse's Annuity:  Subject
                    to subparagraph (iii) below and the last sentence of this subparagraph, if the Participant has an Eligible Spouse, the Participant's Eligible Spouse shall be entitled to receive a survivor annuity equal to 50 percent of the Participant's Annuity under this section, with no corresponding reduction in such Annuity for the Participant. Annuity payments to a surviving Eligible Spouse shall begin on the first day of the month coincident with or following the Participant's death and shall end with the last monthly payment due prior to the Eligible Spouse's death. If the Eligible Spouse is more than 10 years younger than the Participant, the survivor benefit payable under this subparagraph shall be adjusted as provided below.
                                    (A) For each full year more than 10 but less
                        than 21 that the  surviving  Eligible  Spouse is younger
                        than the  Participant,  the survivor  benefit payable to
                        such spouse shall be reduced by 0.8 percent.
                                    (B) For each full year more than 20 that the
                        surviving   Eligible   Spouse   is   younger   than  the
                        Participant, the survivor benefit payable to such spouse
                        shall be reduced by an additional 0.4 percent.
                              (ii)  Reductions:  The following  reductions shall
                        apply in determining a Participant's PEP Guarantee.
                                    (A) If the Participant will receive an Early
                        Retirement Pension,  the payment amount shall be reduced
                        by  3/12ths  of 1  percent  for each  month by which the
                        benefit   commencement   date   precedes  the  date  the
                        Participant would attain his Normal Retirement Date.
                                    (B)  If the  Participant  is  entitled  to a
                        Vested  Pension,  the payment amount shall be reduced to
                        the Actuarial  Equivalent  of the amount  payable at his
                        Normal Retirement Date (if payment commences before such
                        date),  and  the  Section  4.6(b)   reductions  for  any
                        Pre-Retirement Spouse's coverage shall apply.
                                    (C) This clause  applies if the  Participant
                        will  receive  his  Pension in a form that  provides  an
                        Eligible Spouse benefit,  continuing for the life of the
                        surviving  spouse,  that is greater  than that  provided
                        under   subparagraph   (i).   In  this   instance,   the
                        Participant's   Pension  under  this  section  shall  be
                        reduced so that the total value of the  benefit  payable
                        on the Participant's  behalf is the Actuarial Equivalent
                        of the Pension  otherwise  payable  under the  foregoing
                        provisions of this section.
                                    (D) This clause  applies if the  Participant
                        will  receive  his  Pension  in a form that  provides  a
                        survivor  annuity  for a  beneficiary  who  is  not  his
                        Eligible  Spouse.  In this instance,  the  Participant's
                        Pension  under this section shall be reduced so that the
                        total value of the benefit payable on the  Participant's
                        behalf  is the  Actuarial  Equivalent  of a Single  Life
                        Annuity for the Participant's life.
                                    (E) This clause  applies if the  Participant
                        will receive his Pension in a Annuity form that includes
                        inflation  protection  described in Section  6.2(b).  In
                        this  instance,  the  Participant's  Pension  under this
                        section  shall be reduced so that the total value of the
                        benefit  payable  on  the  Participant's  behalf  is the
                        Actuarial Equivalent of the elected Annuity without such
                        protection.
                              (iii)  Lump  Sum  Conversion:  The  amount  of the
                    Retirement Pension determined under this section for a Participant whose Retirement Pension will be distributed in the form of a lump sum shall be the Actuarial Equivalent of the Participant's PEP Guarantee determined under this section, taking into account the value of any survivor benefit under subparagraph (i) above and any early retirement reductions under subparagraph (ii)(A) above.
: The monthly amount of the Pre-Retirement Spouse's Pension payable to a surviving Eligible Spouse under Section 4.6 shall be determined under subsection
(a) below.
                    (a) Calculation: An Eligible Spouse's Pre-Retirement Spouse's Pension shall be the difference between:
                        (1)  The Eligible Spouse's Total Pre-Retirement
            Spouse's Pension, minus
                        (2)  The Eligible Spouse's Salaried Plan
            Pre-Retirement Spouse's Pension.
                    (b) Definitions: The following definitions apply for purposes of this section.
                        (1)  An Eligible Spouse's "Total Pre-Retirement
            Spouse's Pension" means the greater of:
                              (i)   The   amount   of  the   Eligible   Spouse's
                    pre-retirement spouse's pension determined under the terms of the Salaried Plan, but without regard to: (A) the limitations imposed by sections 401(a)(17) and 415 of the Code (as such limitations are interpreted and applied under the Salaried Plan), and (B) the actuarial adjustment under
                    Section 5.5(d) of the Salaried Plan; or
                              (ii) The amount (if any) of the Eligible  Spouse's
                    PEP Guarantee  Pre-Retirement  Spouse's  Pension  determined under
                    subsection (c).
            In making this  comparison,  the benefits in  subparagraphs  (i) and
            (ii) above shall be calculated  with  reference to the specific time of payment applicable to the Eligible Spouse.
                    (c) PEP Guarantee Pre-Retirement Spouse's Pension: An Eligible Spouse's PEP Guarantee Pre-Retirement Spouse's Pension shall be determined in accordance with paragraph (1) or (2) below, whichever is applicable, with reference to the PEP Guarantee (if any) that would have been available to the Participant under
      Section 5.2.
                        (1) Normal Rule:  The  Pre-Retirement  Spouse's  Pension
            payable under this paragraph shall be equal to the amount that would be  payable  as a  survivor  annuity,  under a  Qualified  Joint and
            Survivor Annuity, if the Participant had:
                              (i)  Separated  from  service on the date of death
                    (or, if earlier, his actual Severance from Service Date);
                              (ii)  Commenced  a  Qualified  Joint and  Survivor
                    Annuity on the same date payments of the Qualified Pre-Retirement Spouse's Pension are to commence; and
                              (iii) Died on the day  immediately  following such
                    commencement.
            If payment of a Pre-Retirement Spouse's Pension under this paragraph commences prior to the date which would have been the  Participant's
            Normal   Retirement   Date,   appropriate   reductions   for   early
            commencement  shall be applied to the  Qualified  Joint and Survivor
            Annuity upon which the Pre-Retirement Spouse's Pension
            is based.
                        (2)  Special  Rule for  Active and  Disabled  Employees:
            Notwithstanding  paragraph (1) above,  the  Pre-Retirement  Spouse's
            Pension paid on behalf of a Participant  described in Section 4.6(a)
            shall  not be less  than  an  amount  equal  to 25  percent  of such
            Participant's  PEP Guarantee  determined under Section 5.2. For this purpose, Credited Service shall be determined as provided in Section
            3.3(d)(2)  of the  Salaried  Plan,  and the  deceased  Participant's
            Highest Average Monthly Earnings, Primary Social Security Amount and
            Covered  Compensation shall be determined as of his date of death. A
            Pre-Retirement  Spouse's Pension under this paragraph is not reduced for early commencement.
: Pensions determined under the foregoing sections of this Article are subject to adjustment as provided in this section. For purposes of this section, "specified plan" shall mean the Salaried Plan or a nonqualified pension plan similar to this Plan. A nonqualified pension plan is similar to this Plan if it is sponsored by a member of the PepsiCo Organization and if its benefits are not based on participant pay deferrals.
                    (a) Adjustments for Rehired Participants: This subsection shall apply to a current or former Participant who is reemployed after his Annuity Starting Date and whose benefit under the Salaried Plan is recalculated based on an additional period of Credited Service. In the event of any such recalculation, the Participant's PEP Pension shall also be recalculated hereunder. For this purpose, the PEP Guarantee under
      Section 5.2 is adjusted for in-service distributions and prior distributions in the same manner as benefits are adjusted under the Salaried Plan, but by taking into account benefits under this Plan and any specified plans.
                    (b) Adjustment for Increased Pension Under Other Plans: If the benefit paid under a specified plan on behalf of a Participant is increased after PEP benefits on his behalf have been determined (whether the increase is by order of a court, by agreement of the plan administrator of the specified plan, or otherwise), the PEP benefit for the Participant shall be recalculated. If the recalculation identifies an overpayment hereunder, the Plan Administrator shall take such steps as it deems advisable to recover the overpayment. It is specifically intended that there shall be no duplication of payments under this Plan and any specified plans.
: Effective for periods of employment on or after June 30, 1997, an executive classified as level 22 or above whose employment by an Employer is for a limited duration assignment shall not become entitled to a benefit or to any increase in benefits in connection with such employment.

                         ARTICLE VI Distribution Options


            The terms of this Article govern the  distribution  of benefits to a
Participant who becomes entitled to payment of a Pension under the Plan. : This section shall govern the form and timing of distributions of PEP Pensions that begin on or after March 1, 1992. Plan distributions that begin before that date shall be governed by the prior terms of the Plan. The provisions of this Section
6.1 are in all cases subject to the cashout rules set forth in Section 4.9.
                    (a) No Advance  Election:  This subsection  shall apply to a
      Participant: (i) who does not have an Advance Election in effect as of the close of business on the day before his Retirement Date, or (ii) who terminates employment prior to Retirement. Subject to the next sentence, a Participant described in this subsection shall be paid his PEP Pension in the same form and at the same time as he is paid his Pension under the Salaried Plan. If a Participant's Salaried Plan Annuity Starting Date occurs while he is still an employee of the PepsiCo Organization (because of the time of payment provisions in Code section 401(a)(9)), payment under the Plan shall not begin until the first of the month next following the Participant's Severance from Service Date. In this instance, the form of payment under this Plan shall remain that applicable under the Salaried Plan.
                    (b) Advance Election in Effect: This subsection shall apply to a Participant: (i) who has an Advance Election in effect as of the close of business on the day before his Retirement Date, and (ii) whose Retirement Date is after 1993. To be in effect, an Advance Election must meet the advance receipt and other requirements of Section 6.3(b).
                        (1) Lump Sum Election:  If a Participant covered by this
            subsection  has an Advance  Election to receive a Single Lump Sum in effect as of the close of business on the day before his  Retirement
            Date, the Participant's  Retirement  Pension under the Plan shall be paid as a Single  Lump Sum as of the first of the  month  coincident with or next following his Retirement Date.
                        (2) Annuity Election:  If a Participant  covered by this
            subsection  has an Advance  Election to receive an Annuity in effect as of the close of business on the day before his  Retirement  Date, the Participant's Retirement Pension under the Plan shall be paid in an Annuity  beginning on the first of the month  coincident  with or next following his Retirement Date. The following provisions of this paragraph  govern  the  form of  Annuity  payable  in the  case of a
            Participant described in this paragraph.
                              (i) Salaried Plan Election:  A Participant who has
                    a qualifying Salaried Plan election shall receive his distribution in the same form of Annuity the Participant selected in such qualifying Salaried Plan election. For this purpose, a "qualifying Salaried Plan election" is a written election of a form of payment by the Participant that: (A) is currently in effect under the Salaried Plan as of the close of business on the day before the Participant's Retirement Date, and (B) specifies an Annuity as the form of payment for all or part of the Participant's Retirement Pension under the Salaried Plan. For purposes of the preceding sentence, a Participant who elects a combination lump sum and Annuity under the Salaried Plan is considered to have specified an Annuity for part of his Salaried Plan Pension.
                              (ii) PEP Election: A Participant who is not covered by subparagraph (i) and who has a PEP Election in effect as of the close of business on the day before his Retirement Date shall receive his distribution in the form of Annuity the Participant selects in such PEP Election.
                              (iii) No PEP Election:  A  Participant  who is not
                    covered by subparagraph (i) or (ii) above shall receive his distribution in the form of a Qualified Joint and Survivor Annuity if he is married, or in the form of a Single Life Annuity if he is not married. For purposes of this subparagraph (iii), a Participant shall be considered married if he is married on the day before his Retirement Date.
: The forms of payment set forth in subsections (a) and (b) may be provided to any Participant who is entitled to a Retirement Pension. The forms of payment for other Participants are set forth in subsection (c) below. The provisions of this section are effective for Annuity Starting Dates after 1989 and earlier distributions shall be governed by prior terms of the Plan.
                    (a) Basic Forms of Payment: A Participant's Retirement Pension shall be distributed in one of the forms of payment listed in this subsection. The particular form of payment applicable to a Participant shall be determined in accordance with Section 6.1. Payments shall commence on the date specified in Section 6.1 and shall end on the date specified in this subsection.
                        (1)  Single  Life  Annuity  Option:  A  Participant  may
            receive  his  Pension in the form of a Single  Life  Annuity,  which provides  monthly payments ending with the last payment due prior to his death.
                        (2)  Survivor  Options:  A  Participant  may receive his
            Pension in accordance with one of the following survivor options:
                              (i) 100 Percent Survivor  Option:  The Participant
                    shall receive a reduced Pension payable for life, ending with the last monthly payment due prior to his death. Payments in the same reduced amount shall continue after the Participant's death to his beneficiary for life, beginning on the first day of the month coincident with or following the Participant's death and ending with the last monthly payment due prior to the beneficiary's death.
                              (ii) 75 Percent Survivor  Option:  The Participant
                    shall receive a reduced Pension payable for life, ending with the last monthly payment due prior to his death. Payments in the amount of 75 percent of such reduced Pension shall be continued after the Participant's death to his beneficiary for life, beginning on the first day of the month coincident with or following the Participant's death and ending with the last monthly payment due prior to the beneficiary's death.
                              (iii) 50 Percent Survivor Option:  The Participant
                    shall receive a reduced Pension payable for life, ending with the last monthly payment due prior to his death. Payments in the amount of 50 percent of such reduced Pension shall be continued after the Participant's death to his beneficiary for life, beginning on the first day of the month coincident with or following the Participant's death and ending with the last monthly payment due prior to the beneficiary's death. A 50 percent survivor option under this paragraph shall be a Qualified Joint and Survivor Annuity if the Participant's beneficiary is his Eligible Spouse.
                              (iv) Ten Years Certain and Life Option: The Participant shall receive a reduced Pension which shall be payable monthly for his lifetime but for not less than 120 months. If the retired Participant dies before 120 payments have been made, the monthly Pension amount shall be paid for the remainder of the 120 month period to the Participant's primary beneficiary (or if the primary beneficiary has predeceased the Participant, the Participant's contingent beneficiary).
                        (3) Single Lump Sum Payment  Option:  A Participant  may
            receive  payment  of his  Pension  in the form of a Single  Lump Sum payment.
                        (4)  Combination  Lump  Sum/Monthly  Benefit  Option:  A
            Participant  who does not have an  Advance  Election  in effect  may receive a portion of his Pension in the form of a lump sum  payment, and the remaining portion in the form of one of the monthly benefits described in  paragraphs  (1) and (2) above.  The Pension is divided between  the  two  forms  of  payment  based  on  the  whole  number percentages  designated  by the  Participant  on a form provided for this  purpose  by the Plan  Administrator.  For the  election  to be effective,  the  sum  of  the  two  percentages  designated  by  the
            Participant must equal 100 percent.
                              (i) The amount of the Pension  paid in the form of
                    a lump sum is determined by multiplying: (A) the amount that would be payable to the Participant as a Single Lump Sum payment if the Participant's entire benefit were payable in that form, by (B) the percentage that the Participant has designated for receipt in the form of a lump sum.
                              (ii) The amount of the Pension paid in the form of
                    a monthly benefit is determined by multiplying: (A) the amount of the monthly benefit elected by the Participant, determined in accordance with paragraph (1) or (2) above (whichever applies), by (B) the percentage that the Participant has designated for receipt in the form of a monthly benefit. (b) Inflation Protection: The following levels of inflation protection may be provided to any Participant who is entitled to a Retirement Pension (except to the extent such Pension is paid as a lump sum).
                        (1) 5  Percent  Inflation  Protection:  A  Participant's
            monthly benefit shall be initially reduced,  but thereafter shall be increased  if  inflation  in the prior year  exceeds 5 percent.  The amount of the increase shall be the difference  between inflation in the prior year and 5 percent.
                        (2) 7  Percent  Inflation  Protection:  A  Participant's
            monthly benefit shall be initially reduced,  but thereafter shall be increased  if  inflation  in the prior year  exceeds 7 percent.  The amount of the increase shall be the difference  between inflation in the prior year and 7 percent.
      Benefits shall be subject to increase in accordance with this subsection each January 1, beginning with the second January 1 following the Participant's Annuity Starting Date. The amount of inflation in the prior year shall be determined based on inflation in the 12-month period ending on September 30 of such year, with inflation measured in the same manner as applies on the Effective Date for adjusting Social Security benefits for changes in the cost of living. Inflation protection that is in effect shall carry over to any survivor benefit payable on behalf of a Participant, and shall increase the otherwise applicable survivor benefit as provided above. Any election by a Participant to receive inflation protection shall be irrevocable by such Participant or his surviving beneficiary.
                    (c) Available Options for Vested Benefits: The forms of payment available for a Participant with a Vested Pension are a Qualified Joint and Survivor Annuity for married Participants and a Single Life Annuity for both married and unmarried Participants. The applicable form of payment shall be determined in accordance with Section 6.1(a).
:  This section sets forth the procedures for making Advance Elections and
PEP Elections.
                    (a) In General: To qualify as an Advance Election or PEP Election for purposes of Section 6.1, an election must be made in writing, on the form designated by the Plan Administrator, and must be signed by the Participant. These requirements also apply to any revocations of such elections. Spousal consent is not required for any election (or revocation of election) under the Plan.
                    (b) Advance Election: To qualify as an Advance Election, an election must be made on or after July 15, 1993 and meet the following requirements.
                        (1) Election:  The  Participant  shall  designate on the
            Advance  Election  form whether the  Participant  elects to take his
            Pension in the form of an Annuity or a Single Lump Sum.
                        (2) Receipt by Plan Administrator:  The Advance Election
            must be received by the Plan  Administrator  before the start of the calendar year containing the  Participant's  Retirement Date, and at least 6 months before that  Retirement  Date. An election that meets the  foregoing  requirements  shall  remain  effective  until  it is changed or revoked.
                        (3) Change or Revocation of Election: A Plan Participant
            may change an Advance  Election by filing a new Election  that meets the foregoing requirements. A Plan Participant may revoke an Advance
            Election  only by filing a  revocation  that is received by the Plan
            Administrator  before the start of the calendar year  containing the
            Plan  Participant's  Retirement  Date,  and at least 6 months before that Retirement Date.
      Any Advance Election by a Participant shall be void if the Participant is not entitled to a Retirement Pension.
                    (c) PEP Election: A PEP Election may only be made by a Participant who has an Advance Election to receive an Annuity in effect at the time his PEP Election is received by the Plan Administrator. In determining whether an Advance Election is in effect for this purpose, the advance receipt requirement of subsection (b)(2) shall be considered met if it will be met by the Participant's proposed Retirement Date.
                        (1) Election: The Participant shall designate on the PEP
            Election  form the Annuity form of benefit the  Participant  selects from those  described in Section 6.2,  including  the  Participant's choice of inflation  protection,  subject to the  provisions of this
            Article VI. The forms of payment  described in Section 6.2(a)(3) and
            (4) are not available pursuant to a PEP Election.
                        (2) Receipt by the Plan Administrator:  The PEP Election
            must be received by the Plan  Administrator  no earlier than 90 days before  the  Participant's  Retirement  Date,  and no later than the close of  business  on the day before the  Participant's  Retirement
            Date.  The  Participant  shall  furnish  proof  of  the  age  of his beneficiary  (including his Eligible Spouse if  applicable),  to the
            Plan  Administrator by the day before the  Participant's  Retirement
            Date,  for any form of  payment  which is subject  to  reduction  in accordance with subsection 6.2(c) above.
      A Participant may change his PEP Election by filing a new Election with the Plan Administrator that meets the foregoing requirements. The Participant's PEP Election shall become effective at the close of business on the day before the Participant's Retirement Date. Any PEP Election by a Participant shall be void if the Participant does not have an Advance Election in effect at such time.
                    (d) Elections Rules for Annuity Starting Dates: When amounts become payable to a Participant in accordance with Article IV, they shall be payable as of the Participant's Annuity Starting Date and the election procedures (in this section and Sections 6.1 and 6.5) shall apply to all of the Participant's unpaid accruals as of such Annuity Starting Date, with the following exception. In the case of a Participant who is rehired after his initial Annuity Starting Date and who (i) is currently receiving an Annuity that remained in pay status upon rehire, or (ii) was previously paid a lump sum distribution (other than a cashout distribution described in Section 4.9(a)), the Participant's subsequent Annuity Starting Date (as a result of his termination of reemployment), and the election procedures at such subsequent Annuity Starting Date, shall apply only to the portion of his benefit that accrues after his rehire. Any prior accruals that remain to be paid as of the Participant's subsequent Annuity Starting Date shall continue to be payable in accordance with the elections made at his initial Annuity Starting Date.
For purposes of this section, an election shall be treated as received on a particular day if it is: (A) postmarked that day, or (B) actually received by the Plan Administrator on that day.  Delivery under clause (B) must be made by the close of business, which time is to be determined by the Plan Administrator.
:           6.4  Special Rules for Survivor Options
                    (a) Effect of Certain Deaths: If a Participant makes a PEP Election for a form of payment described in Section 6.2(a)(2) and the Participant or his beneficiary (beneficiaries in the case of Section 6.2(a)(2)(iv)) dies before the PEP Election becomes effective, the election shall be disregarded. If the Participant dies after such PEP Election becomes effective but before his Retirement Pension actually commences, the election shall be given effect and the amount payable to his surviving Eligible Spouse or other beneficiary shall commence on the first day of the month following his death (any back payments due the Participant shall be payable to his estate). In the case of a Participant who has elected the form of payment described in Section 6.2(a)(2)(iv), if such Participant dies: (i) after the PEP Election has become effective,
      (ii) without a surviving primary or contingent beneficiary, and (iii) before receiving 120 payments under the form of payment, then the remaining payments due under such form of payment shall be paid to the Participant's estate. If payments have commenced under such form of payment to a Participant's primary or contingent beneficiary and such beneficiary dies before payments are completed, then the remaining payments due under such form of payment shall be paid to such beneficiary's estate.
                    (b) Nonspouse Beneficiaries: If a Participant's beneficiary is not his Eligible Spouse, he may not elect:
                              (i) The 100 percent  survivor option  described in
                    Section 6.2(a)(2)(i) if his nonspouse beneficiary is more than 10 years younger than he is, or
                              (ii) The 75 percent  survivor option  described in
                    Section 6.2(a)(2)(ii) if his nonspouse beneficiary is more than 19 years younger than he is.
: A Participant who has elected to receive all or part of his pension in a form of payment that includes a survivor option shall designate a beneficiary who will be entitled to any amounts payable on his death. Such designation shall be made on a PEP Election Form or an approved election form filed under the Salaried Plan, whichever is applicable. In the case of the survivor option described in Section 6.2(a)(2)(iv), the Participant shall be entitled to name both a primary beneficiary and a contingent beneficiary. A Participant (whether active or former) shall have the right to change or revoke his beneficiary designation at any time prior to when his election is finally effective. The designation of any beneficiary, and any change or revocation thereof, shall be made in accordance with rules adopted by the Plan Administrator. A beneficiary designation shall not be effective unless and until filed with the Plan Administrator. If no beneficiary is properly designated, then a Participant's election of a survivor's option described in Section 6.2(a)(2) shall not be given effect.

                                      VII-3



                           ARTICLE VII Administration
: The Plan shall be administered by the Plan Administrator, which shall have the authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall maintain Plan records and make benefit calculations, and may rely upon information furnished it by the Participant in writing, including the Participant's current mailing address, age and marital status. The Plan Administrator's interpretations, determinations, regulations and calculations shall be final and binding on all persons and parties concerned. The Company, in its capacity as Plan Administrator or in any other capacity, shall not be a fiduciary of the Plan and any restrictions that apply to a party in interest under section 406 of ERISA shall not apply to the Company or otherwise under the Plan. : Whenever, in the Plan Administrator's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may make payments to such person or to the legal representative of such person for his benefit, or the Plan Administrator may apply the payment for the benefit of such person in such manner as it considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan. : The Plan Administrator shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters are final and conclusive. This discretionary authority is intended to be absolute, and in any case where the extent of this discretion is in question, the Plan Administrator is to be accorded the maximum discretion possible. Any exercise of this discretionary authority shall be reviewed by a court, arbitrator or other tribunal under the arbitrary and capricious standard (i.e., the abuse of discretion standard). If, pursuant to this discretionary authority, an assertion of any right to a benefit by or on behalf of a
Participant or beneficiary is wholly or partially denied, the Plan Administrator, or a party designated by the Plan Administrator, will provide such claimant within the 90-day period following the receipt of the claim by the Plan Administrator, a comprehensible written notice setting forth:
                    (a) The specific reason or reasons for such denial; (b) Specific reference to pertinent Plan provisions on which the denial is based;
                    (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and
                    (d) A description of the Plan's claim review procedure. The claim review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator, or the designated party. The decision on review will be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days, and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.
If within a reasonable period of time after the Plan receives the claim asserted by the Participant, the Plan Administrator, or the designated party, fails to provide a comprehensible written notice stating that the claim is wholly or partially denied and setting forth the information described in (a) through (d) above, the claim shall be deemed denied. Once the claim is deemed denied, the Participant shall be entitled to the claim review procedure described in subsection (d) above. Such review procedure shall be available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after the claim is deemed denied. Any claim under the Plan that is reviewed by a court shall be reviewed solely on the basis of the record before the Plan Administrator at the time it made its determination. : Specific references in the Plan to the Plan Administrator's discretion shall create no inference that the Plan Administrator's discretion in any other respect, or in connection with any other provision, is less complete or broad.

                           ARTICLE VIII Miscellaneous
: Nothing contained in this Plan shall be construed as a contract of employment between an Employer and any Employee, or as a right of any Employee to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its Employees, with or without cause. : Benefits payable under the Plan or the right to receive future benefits under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, including any assignment or alienation in connection with a divorce, separation, child support or similar arrangement, shall be null and void and not binding on the Company. The Company shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. : The Company's obligations under the Plan shall not be funded, but shall constitute liabilities by the Company payable when due out of the Company's general funds. To the extent the Participant or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the rights of any unsecured general creditor of the Company. : Any action by the Company under this Plan may be made by the Board of Directors of the Company or by the Compensation Committee of the Board of Directors, with a report of any actions taken by it to the Board of Directors. In addition, such action may be made by any other person or persons duly authorized by resolution of said Board to take such action. : Unless the Board of Directors of the Company shall determine otherwise, the Company shall indemnify, to the full extent permitted by law, any employee acting in good faith within the scope of his employment in carrying out the administration of the Plan.

                      ARTICLE IX Amendment and Termination
: While the Company and the Employers intend to continue the Plan indefinitely, they assume no contractual obligation as to its continuance. In accordance with
Section 8.4, the Company hereby reserves the right, in its sole discretion, to amend, terminate, or partially terminate the Plan at any time provided, however, that no such amendment or termination shall adversely affect the amount of benefit to which a Participant or his beneficiary is entitled under Article IV on the date of such amendment or termination, unless the Participant becomes entitled to an amount equal to such benefit under another plan or practice adopted by the Company. Specific forms of payment are not protected under the preceding sentence. : The Company may, in its sole discretion, make any amendment or amendments to this Plan from time to time, with or without retroactive effect, including any amendment or amendments to eliminate available distribution options under Article VI hereof at any time before the earlier of the Participant's Annuity Starting Date under this Plan or under the Salaried Plan. An Employer (other than the Company) shall not have the right to amend the Plan. : The Company may terminate the Plan, either as to its participation or as to the participation of one or more Employers. If the Plan is terminated with respect to fewer than all of the Employers, the Plan shall continue in effect for the benefit of the Employees of the remaining Employers.

                        ARTICLE X ERISA Plan Structure This Plan document encompasses three separate plans within the meaning of ERISA, as are set forth in subsections (a), (b) and (c). This division into separate plans shall be effective as of July 1, 1996; previously the plans set forth in subsections (b) and (c) were a single plan within the meaning of ERISA.
                    (a) Excess Benefit Plan: An excess benefit plan within the meaning of section 3(36) of ERISA, maintained solely for the purpose of providing benefits for Salaried Plan participants in excess of the limitations on benefits imposed by section 415 of the Code.
                    (b) Excess Compensation High Hat Plan: A plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of sections 201(2) and 401(a)(1) of ERISA. The plan provides benefits for Salaried Plan participants in excess of the limitations imposed by section 401(a)(17) of the Code on benefits under the Salaried Plan (after taking into account any benefits under the excess benefit plan). For ERISA reporting purposes, this portion of PEP may be referred to as the PepsiCo Pension Equalization Plan I.
                    (c) Grandfather High Hat Plan: A plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of sections 201(2) and 401(a)(1) of ERISA. The plan provides grandfather benefits to those Salaried Plan participants described in section 5.2(a) hereof, by preserving for them the pre-1989 level of benefit accrual that was in effect before the Salaried Plan's amendment effective January 1, 1989 (after taking into account any benefits under the excess benefit plan and excess compensation high hat plan). For ERISA reporting purposes, this portion of PEP shall be referred to as the PepsiCo Pension Equalization Plan II.
Benefits under this Plan shall be allocated first to the excess benefit plan, to the extent of benefits paid for the purpose indicated in (a) above; then any remaining benefits shall be allocated to the excess compensation high hat plan, to the extent of benefits paid for the purpose indicated in (b) above; then any remaining benefits shall be allocated to the grandfather high hat plan. These three plans are severable for any and all purposes as directed by the Company.

                            ARTICLE XI Applicable Law
            All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the provisions of ERISA. In the event ERISA is not applicable or does not preempt state law, the laws of the state of New York shall govern.
            If any provision of this Plan is, or is hereafter declared to be, void, voidable, invalid or otherwise unlawful, the remainder of the Plan shall not be affected thereby.

XII-1





                              ARTICLE XII Signature
            The  above  restated  Plan is hereby  adopted  and  approved,  to be
effective  as of August 29, 1997 (except as  otherwise  provided),  this     of
______________________, 1998.


                                    PEPSICO, INC.



                                    By:




APPROVED


By:

                                    APPENDIX

                                    Foreword


            This Appendix sets forth additional provisions applicable to individuals specified in the Articles of this Appendix. In any case where there is a conflict between the Appendix and the main text of the Plan, the Appendix shall govern.

                                    ARTICLE A
                           Accruals for 1993 and 1994
            This Article A of the Appendix shall be effective on the date the Plan is adopted.
            A.1 Accruals for 1993 and 1994: This section shall apply to any individual: (i) who is a Salaried Plan Participant and employed by the PepsiCo Organization on December 31, 1993, (ii) whose Salaried Plan Pension is vested during 1993 (or would become vested in 1994 if his Service included the assumed period of continued service specified in (a)(1) below), and (iii) whose minimum 1993 Pension in subsection (a) below is not derived solely from that portion of the Plan described in (c) of Article X. In determining the amount of the 1993 and 1994 Pension amounts for any such individual, the provisions set forth in subsections (a) and (b) below shall apply.
                    (a) Minimum 1993 Pension: Any individual who is covered by this section shall accrue a minimum 1993 Pension as of December 31, 1993. In determining the amount of such individual's minimum 1993 Pension, the following shall apply.
                        (1) An individual's  Service and Credited  Service as of
            the end of 1993 shall be assumed to equal the respective Service and Credited Service he would have if his Service continued through December 31, 1994. Notwithstanding the preceding sentence, the assumed period of continued Service shall be less to the extent the Corporation's human resource records on December 31, 1993 reflect a scheduled termination date in 1994 for such individual. In this case, the individual's assumed period of continued service shall be the portion of 1994 that ends with such scheduled termination date.
                        (2) An individual's  Highest Average Monthly Earnings as
            of the end of 1993 shall be adjusted by the actuary's salary scale assumption which is used under the Salaried Plan, so that they equal the amount such scale projects for the individual as of the end of 1994. Notwithstanding the preceding sentence, the following special rules shall apply.
                              (i) A higher salary scale assumption shall be used
                    for anyone whose projected 1994 earnings as reflected on the "Special PEP Salary Scale" of the PepsiCo Benefits Department on December 31, 1993 are higher than would be assumed under the first sentence of this paragraph. In this case, the individual's 1993 earnings shall be adjusted using such higher salary scale.
                              (ii) In the case of an  individual  whose  assumed
                    period of service under paragraph (1) above is less than all of 1994, the salary adjustment under the preceding provisions of this paragraph shall be reduced to the amount that would apply if the individual had no earnings after his scheduled termination date.
                        (3) An  individual's  attained age as of the end of 1993
            shall be assumed to be the age he would have at the end of the assumed period of continued service applicable under paragraph (1) above.
      Any individual who is covered by this section, and who is not otherwise vested as of December 31, 1993, shall be vested as of such date in both his Pension (determined without regard to this subsection) and his minimum 1993 Pension. For purposes of this subsection, Code section 401(a)(17) shall be applied in 1993 by giving effect to the amendments to such Code section made by the Omnibus Budget Reconciliation Amendments of 1993.
                    (b) Determination of 1994 Accrual: If a participant in the Salaried Plan accrues a minimum 1993 Pension under subsection (a) above, the amount of any PEP Pension for 1994 that accrues shall be only the amount by which the PEP Pension that would otherwise accrue for 1994 exceeds his minimum 1993 Pension under subsection (a).

                                      PFS-2

                                   ARTICLE PFS
                      PFS Special Early Retirement Benefit
          PFS.1 Scope: This Article supplements the main portion of the
Plan document with respect to the rights and benefits of Covered Employees on and after the Effective Date.
            PFS.2 Definitions: This section provides definitions for the following words or phrases in boldface and underlined. Where they appear in this Article with initial capitals they shall have the meaning set forth below. Except as otherwise provided in this Article, all defined terms shall have the meaning given to them in Section 2.1 of the Plan.
                    (a) Article: This Article PFS of the Appendix to the Plan.
                    (b) Covered Employee: An Employee who does not meet the eligibility requirements for the Salaried Plan Early Retirement Benefit solely because he is a highly compensated employee within the meaning of Section PFS.11(c) of the Salaried Plan Appendix.
                    (c) Effective Date: The date the provisions of this Article are effective, which shall be July 11, 1997.
                    (d) Salaried Plan Special Early Retirement Benefit: The special early retirement benefit for certain PFS employees described in Section PFS.11 of the Salaried Plan Appendix.
                    (e) Severance Date: The involuntary termination of employment described in Section PFS.11(a) of the Salaried Plan Appendix that qualifies an Employee for status as a Covered Employee.
                    (f) PFS: PepsiCo Foods Systems, a division of PepsiCo, Inc. prior to the Effective Date.
            PFS.3 Special Early Retirement Benefit: In addition to any benefits he would otherwise be entitled to under this Plan, a Covered Employee shall receive a single lump sum benefit as soon as administratively practical following his Severance Date. The amount of such lump sum shall be the excess of:
                    (a) The Actuarial Equivalent present value under Section 2.1(b)(2) of the Covered Employee's Total Pension under this Plan, for this purpose treating the Covered Employee as eligible for the Salaried Plan Special Early Retirement Benefit, over
                    (b) The Actuarial Equivalent present value under Section 2.1(b)(2) of the Covered Employee's Total Pension under this Plan determined without regard to this Appendix.
Such calculation shall be made as of the Covered Employee's Severance Date. Except as specifically modified by this Article, the Early Retirement Pension provided by this section is subject to all the usual limitations and provisions set forth in the Plan.